                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                           HORIZON HEALTH CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
                                                                         -------
      2)  Aggregate number of securities to which transaction applies:
                                                                      ----------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    ------------
      4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------
      5)  Total fee paid:
                         -------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
                                 -----------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------
      3)  Filing Party:
                       ---------------------------------------------------------
      4)  Date Filed:
                     -----------------------------------------------------------

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 16, 2002

To the Stockholders of
     Horizon Health Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Horizon Health Corporation (the "Company") will be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Wednesday, January 16, 2002 at 9:00 a.m. Central Time, for the following purposes:

         1.       To elect seven directors to serve for the ensuing year;

         2. To consider and vote upon a proposal to amend the 1998 Stock Option Plan to increase the shares of Common Stock subject to the plan by 300,000, as further described in the accompanying Proxy Statement;

         3. To consider and vote upon a proposal to amend the 1995 Stock Option Plan for Eligible Outside Directors to increase the shares of Common Stock subject to the plan by 100,000, as further described in the accompanying Proxy Statement;

         4. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2002; and

         5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

         The close of business on December 5, 2001 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, during business hours, from January 4, 2002 to the date of the Annual Meeting at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish.

                                     By Order of the Board of Directors,

                                             JAMES W. McATEE
                                                President

December 14, 2001

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                              --------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

                           TO BE HELD JANUARY 16, 2002

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Health Corporation, a Delaware corporation (the "Company" or "Horizon"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the National Support Center of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Wednesday, January 16, 2002, at 9:00 a.m., Central Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are first being mailed on or about December 14, 2001 to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock, $.01 par value ("Common Stock"), of the Company at the close of business on December 5, 2001 will be entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,322,639 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote.

         The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting in order to have a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the seven nominees for director receiving the highest number of affirmative votes cast on the election of directors at the Annual Meeting will be elected as directors. There is no cumulative voting. The affirmative vote of the holders of a majority of the shares of Common Stock which are actually present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but not voted. Abstentions will therefore have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

         If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying proxy card will vote "FOR" the election as directors of those persons named below and "FOR" all other proposals set forth therein.

         The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion on such matter.

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and giving notice to the Secretary of the Company in writing that the proxy is withdrawn. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

         The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company's regularly retained investor communications firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail. The Company will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

         The Company's principal executive offices are located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011. Its telephone number is (972) 420-8200.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

         As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is seven. Seven directors will be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. All director nominees named below are currently serving as directors of the Company with terms expiring at the Annual Meeting. The Proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying proxy card will vote for the substitute nominee designated by the Board.

INFORMATION REGARDING NOMINEES

         Set forth below is certain information with respect to each director nominee. Additional information regarding certain of the nominees is set forth in other sections of this Proxy Statement.

NAME                       AGE        TITLE                                       DIRECTOR SINCE
----                       ---        -----                                       --------------
James Ken Newman           57         Chairman of the Board of Directors          July 1989
James W. McAtee            56         President and Chief Executive Officer;      July 1995
                                      Director
Jack R. Anderson           76         Director                                    December 1990
George E. Bello            66         Director                                    April 1995
William H. Longfield       63         Director                                    July 1995
Donald E. Steen            55         Director                                    April 1995
James E. Buncher           65         Director                                    August 1997

         James Ken Newman has served as the Chairman of the Board since February 1992. From July 1989 until September 1997, he served as President of the Company and from July 1989 until October 1998, he also served as Chief Executive Officer of the Company.

         James W. McAtee has been President and Chief Executive Officer of the Company since November 1998 and Secretary of the Company since September 1990. He served as Executive Vice President - Finance & Administration of the Company from February 1992 until October 1998. He was a Senior Vice President of the Company from September 1990 to February 1992. He also served as the Chief Financial Officer of the Company from September 1990 to July 1999.

         Jack R. Anderson has been President of Calver Corporation, a health care consulting and investment firm, and a private investor, since 1982. Mr. Anderson currently serves on the board of directors of SafeGuard Health Enterprises, Inc. Mr. Anderson is a member of the Compensation and Option Committee of the Board of Directors of the Company.

         George E. Bello retired as President and Chief Executive Officer of Reliance Group Holdings, Inc., an insurance holding company ("RGH"), on October 1, 2001. Previously he had been Executive Vice President and Controller of RGH for more than 15 years. He continues to serve on the Board of Directors of RGH. On June 12, 2001, RGH filed for relief under Chapter 11 of the United States Bankruptcy Code and its reorganization case remains pending in the United States Bankruptcy Court for the Southern District of New York. Mr. Bello is a member of the Audit Committee of the Board of Directors of the Company.

         William H. Longfield has been the Chairman and Chief Executive Officer of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of health care products, since September 1995. Mr. Longfield was President and Chief Executive Officer of C.R. Bard, Inc. from October 1993 to September 1995, President and Chief Operating Officer from September 1991 to October 1993 and Executive Vice President and Chief Operating Officer from February 1989 to September 1991. Mr. Longfield currently serves on the board of directors of C.R. Bard, Inc., Manor Care, Inc., CYTC, Inc. and West Pharmaceutical Services, Inc. Mr. Longfield is a member of the Compensation and Option Committee of the Board of Directors of the Company.

         Donald E. Steen has been Chairman and Chief Executive Officer of United Surgical Partners International, Inc., a surgery operations company, since February 1998. From October 1994 to December 1997, Mr. Steen was President of the International Group of Columbia/HCA Healthcare Corporation, a health care services corporation primarily involved in the ownership and operation of hospitals and providing related services. From September 1981 to October 1994, Mr. Steen was the President and Chief Executive Officer of Medical Care America, Inc., a corporation that operated ambulatory surgery centers. Medical Care America, Inc. was acquired by Columbia/HCA Healthcare Corporation in October 1994. He currently serves on the boards of directors of United Surgical Partners, Inc., Kenetic Concepts, Inc. and MedCath, Inc. Mr. Steen is a member of the Audit Committee of the Board of Directors of the Company.

         James E. Buncher has been President, Chief Executive Officer and a director of Safeguard Health Enterprises, Inc., a dental benefits company since March 2000. From July 1998 to February 2000, Mr. Buncher was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was the President of Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997 and served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997. In September 1997, Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company at that time. Mr. Buncher is a member of the Audit Committee of the Board of Directors of the Company.

         SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE EXCEPT TO THE EXTENT AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD. AS INDICATED ON THE PROXY CARD, STOCKHOLDERS MAY (i) VOTE FOR THE ENTIRE SLATE OF NOMINEES, (ii) WITHHOLD AUTHORITY TO VOTE FOR THE ENTIRE SLATE OF NOMINEES OR (iii) BY WRITING THE NAME OF ONE OR MORE NOMINEES IN THE SPACE PROVIDED ON THE PROXY CARD, WITHHOLD AUTHORITY TO VOTE FOR SUCH SPECIFIED NOMINEE OR NOMINEES.


                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held five meetings during the fiscal year ended August 31, 2001. The only standing committees of the Board of Directors are the Compensation and Option Committee and the Audit Committee. During the fiscal year ended August 31, 2001, each current director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and of the committees of the Board on which the respective director served, that were held during the period that each such person has been a director or served on such committee, as the case may be.

         Compensation and Option Committee. The Compensation and Option Committee reviews and sets from time to time the salaries and annual incentive bonuses for the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer, and also administers the stock option plans of the Company. The Compensation and Option Committee met seven times during the fiscal year ended August 31, 2001. Jack R. Anderson and William H. Longfield currently are the members of the Compensation and Option Committee.

         Audit Committee. The principal functions of the Audit Committee are to make recommendations to the Board of Directors as to the selection of the independent auditors for the Company, and to review and consult with the Board of Directors and management regarding the scope and results of any outside audit of the Company and other auditing and accounting matters. The Audit Committee met two times during the fiscal year ended August 31, 2001. George E. Bello, James E. Buncher and Donald E. Steen currently are the members of the Audit Committee.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding compensation earned by or awarded to the Chief Executive Officer and the other executive officers of the Company named below (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                      ANNUAL COMPENSATION             COMPENSATION
                                            ---------------------------------------   ------------
                                                                          OTHER
                                                                          ANNUAL       SECURITIES      ALL OTHER
                                  FISCAL                               COMPENSATION    UNDERLYING    COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR     SALARY(1)      BONUS(1)        (2)         OPTIONS(#)         (4)
   ---------------------------    ------    ---------      --------    ------------   ------------   ------------
James W. McAtee                    2001     $ 347,967      $347,500              --             --   $      3,244
  President and CEO                2000       333,378       347,153              --             --          2,772
                                   1999       312,548       216,944              --        308,750          2,652

Ronald C. Drabik (3)               2001       211,372        84,548              --             --          3,244
   Sr. Vice-President, Finance     2000       201,372        49,427          25,616         25,000            ---
   and Administration              1999        28,974         6,148              --         50,000            ---

David S. Tingue                    2001       201,256            --              --          2,875          3,182
   Sr. Vice-President, Marketing   2000       193,672        36,678              --             --            904
                                   1999       186,348        46,558              --         10,125            ---

David K. White                     2001       198,961       115,548              --          8,150          3,244
   Sr. Vice-President, Operations  2000       189,643        93,844              --         10,000          2,772
                                   1999       180,215        37,962           7,123         22,850          2,652

Frank J. Baumann                   2001       182,027       101,915              --          7,575          3,244
   Sr. Vice-President, Operations  2000       173,580        71,095          15,475          7,500          2,772
                                   1999       156,186        37,115          30,136         22,925          2,652


----------

(1) Represents the amounts earned in the fiscal year indicated, irrespective of when amounts were paid by the Company. The bonus amounts shown represent performance incentive bonuses, except for the 2000 bonus amount for Mr. McAtee which includes the payment of a $74,425 bonus pursuant to a contingent bonus plan approved in 1995. The bonus was payable upon exercise of stock options. No further bonuses are payable under the 1995 contingent bonus plan.

(2)   The amounts shown represent reimbursement for relocation expenses.

(3)   Mr. Drabik was employed by the Company on July 12, 1999.

(4) The amounts shown consist of Company contributions made during the fiscal year to the 401(k) plan of the Company on behalf of the named Executive Officer with respect to the calendar year that ended during the respective fiscal year.

STOCK OPTION GRANTS

         The following table sets forth information regarding the grant of options to purchase shares of Common Stock to the Named Executive Officers in the fiscal year ended August 31, 2001.

               OPTION GRANTS IN FISCAL YEAR ENDED AUGUST 31, 2001

                                              INDIVIDUAL GRANTS
                             -------------------------------------------------
                                                                                 POTENTIAL REALIZABLE
                              NUMBER OF                                            VALUE AT ASSUMED
                             SECURITIES    PERCENT OF    EXERCISE                ANNUAL RATES OF STOCK
                             UNDERLYING   TOTAL OPTIONS     OR                  PRICE APPRECIATION FOR
                               OPTIONS     GRANTED TO      BASE                     OPTION TERM(3)
                              GRANTED(1)  EMPLOYEES IN   PRICE(2)  EXPIRATION   ----------------------
          NAME                    (#)      FISCAL YEAR    ($/SH)      DATE         5%            10%
-------------------------    -----------  -------------  --------  -----------  -------        -------
James W. McAtee                    --           --             --           --       --             --
Ronald C. Drabik                   --           --             --           --       --             --
David S. Tingue                 2,875          3.8%      $   4.56      8/31/10  $ 8,249        $20,905
David K. White                  8,150         10.7           4.56      8/31/10   23,385         59,261
Frank J. Baumann                7,575         10.0           4.56      8/31/10   21,735         55,080

----------

(1) The options vest and are exercisable cumulatively in 20% annual installments commencing two years after the date of grant. Exercisability of the options may be accelerated in the event of the commencement of a tender offer for shares of the Company, the signing of an agreement for a merger or consolidation when the Company is not the successor entity, the sale of all or substantially all assets of the Company, a change in any consecutive two-year period in the majority of the members of the Board of Directors of the Company serving on the Board at the beginning of such period, and certain other extraordinary corporate transactions. The options are subject to early termination in the event of the optionee's termination of employment or cessation of service with the Company.

(2) The exercise price per share of the options equaled the reported closing price of the Common Stock on the date of grant. Subject to the terms of the applicable option agreements, the exercise price may be paid in cash or in shares of Common Stock owned by the optionee, or a combination of the foregoing.

(3) There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND OPTION VALUES AT FISCAL YEAR-END

      The following table sets forth, for each Named Executive Officer, information regarding stock options exercised during the fiscal year ended August 31, 2001, the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2001, and the value of stock options outstanding as of August 31, 2001.

                           AGGREGATED OPTION EXERCISES
                      IN FISCAL YEAR ENDED AUGUST 31, 2001
                    AND OPTION VALUES AS OF AUGUST 31, 2001

                                                   NUMBER OF SECURITIES
                         SHARES                   UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                        ACQUIRED                    OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                           ON                          YEAR-END(#)                  FISCAL YEAR-END(1)
                        EXERCISE     VALUE     ----------------------------    ----------------------------
           NAME            (#)      REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----         --------    --------   -----------    -------------    -----------    -------------
James W. McAtee (2)        --          --          358,035          159,750    $ 2,998,557    $     960,503
Ronald C. Drabik           --          --           31,250           43,750        199,688          294,563
David S. Tingue            --          --            2,700           10,300         15,506           66,922
David K. White             --          --            8,280           36,720         38,881          238,174
Frank J. Baumann           --          --            6,155           31,845         34,784          214,350

----------

(1) Calculated based on the closing price of the Common Stock of $13.09 per share as reported on the NASDAQ National Market on August 31, 2001, the last trading day of fiscal 2001, less the applicable exercise price.

(2) Includes options for 22,500 shares that Mr. McAtee has transferred by gift to his adult children.

OTHER COMPENSATION ARRANGEMENTS

      Executive Retention Agreement

      Effective September 1, 1997, the Company entered into an Executive Retention Agreement with James Ken Newman. Pursuant to the Executive Retention Agreement, Mr. Newman agreed to serve as a consultant to the Company after his retirement as Chief Executive Officer which occurred in October 1998. The Executive Retention Agreement has a term subject to automatic renewal so that it maintains a three year term at all times. The Company may elect to terminate the automatic renewal provision at any time. Under the agreement, Mr. Newman receives annual compensation of $210,000 for his consulting services. All stock options granted to Mr. Newman prior to the date of his retirement remained outstanding and did not change in any respect as a result of the change to consultant status.

      The Executive Retention Agreement contains certain confidentiality and non-competition provisions. The non-competition agreement stays in place after termination so long as Mr. Newman receives severance payments under the agreement, which will be for the then remaining term of the agreement in the event of termination under certain conditions. Mr. Newman may limit the term of the non-competition agreement to 24 months by electing to forego any additional severance payments after such period. In the event Mr. Newman voluntarily terminates his consulting services, no severance payments are payable but he will be subject to the non-competition agreement for 24 months after the date of termination. The agreement has certain provisions for the acceleration of the vesting of stock options after the occurrence of a change of control of the Company.

      Employment Agreement

      Effective November 1, 2001, the Company entered into an Employment Agreement with James W. McAtee, President and Chief Executive Officer of the Company. Pursuant to the Employment Agreement, Mr. McAtee agreed to continue to serve as President and Chief Executive Officer of the Company for a term of three years. Mr. McAtee further agreed that, when he retires, he would continue to serve as a consultant of the Company for a term of two years and thereafter until terminated by the Board of Directors. The Board of Directors may also elect to terminate the consultant agreement at any time during the initial two year term of the consulting services if Mr. McAtee ceases to serve as a director of the Company.

      The Employment Agreement provides for an annual salary of $364,000 commencing November 1, 2001. Commencing November 1, 2002, Mr. McAtee is to receive an annual salary of $381,500 unless the Compensation Committee of the Board of Directors determines that a different amount, greater or less, shall be paid. Commencing November 1, 2003, Mr. McAtee is to receive an annual salary of $400,000 unless the Compensation Committee of the Board of Directors determines that a different amount, whether greater or less, shall be paid. The Employment Agreement also requires that, during the term of his employment, the Compensation Committee establish an annual performance bonus plan for Mr. McAtee under which he will have the ability to earn a performance bonus in an amount up to 100% of his then current annual salary. For his consulting services, after retirement, Mr. McAtee is to be paid an annual amount equal to 50% of his annual base salary in effect at the time of his retirement.

      Mr. McAtee also received stock options on November 1, 2001 for 150,000 shares of Common Stock of the Company. The options have an exercise price of $12.70 which was the closing sale price of the Common Stock on October 31, 2001. The options vest 50% on November 1, 2003 and 50% on November 1, 2004, subject to the requirement that Mr. McAtee has continued as an employee or consultant of the Company to the respective vesting date. Vesting is subject to acceleration in the event of a change of control of the Company. The options have a term of ten years.

      The Employment Agreement provides for a severance payment to Mr. McAtee if, during the term of his employment, he is terminated without cause or he resigns with cause as a result of a material diminution in his authority and responsibilities. The severance payment is in an amount equal to the sum of the full amount of annual base salary that would have been payable over the portion of the employment term remaining after the date of termination or resignation and the full amount of the consulting fees that would have been payable over the initial two year term of the consulting services. The severance payment is payable in equal monthly installments over the period from the month after the date of termination or resignation through twelve months after the last month of the unexpired term of the employment agreement.

      The Employment Agreement contains certain confidentiality and non-competition provisions. In the event of termination for any reason whatsoever, other than a termination without cause by the Executive, the non-competition agreement remains in place for so long as Mr. McAtee continues to receive severance payments under the agreement. In the event of termination without cause by Mr. McAtee, the non-competition agreement remains in place for a period of 24 months after the date of termination of employment.

      Executive Severance Agreement

      The Company has a severance agreement with Ronald C. Drabik, Senior Vice President - Finance and Administration of the Company, pursuant to which Mr. Drabik will be paid an amount equal to one year of his base salary in the event of the termination of his employment by the Company without cause. The severance agreement contains certain confidentiality and non-competition provisions that apply for one year after termination of employment.

DIRECTOR COMPENSATION

      The Company's 1995 Stock Option Plan for Eligible Outside Directors (the "1995 Director Plan") provides for a one-time grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon such director's initial election to the Board of Directors if the director satisfies certain criteria specified in the 1995 Director Plan. In addition, such non-employee directors receive a subsequent grant when reelected to the Board of Directors at each annual meeting thereafter and when such non-employee Director has served at least one year since the date of the last grant under the 1995 Director Plan. Each subsequent grant is for a number of shares of Common Stock equal to $50,000 divided by the fair market value per share of the Common Stock of the Company on the date of grant (as defined in the Director Plan, the closing price per share on the grant date) rounded to the nearest hundred. With respect to each subsequent grant, each Director has the election to reduce the grant amount by 50% of the shares of Common Stock that would otherwise be subject to the subsequent grant and, in lieu thereof, receive a fee of $2,500 for each of the next four meetings of the Board of Directors actually attended by such Director within the period from the annual meeting at which the Director is reelected (including the Board meeting immediately following such annual meeting) to the next annual meeting of stockholders.

      All formula grants under the 1995 Director Plan vest twenty percent (20%) on the date of grant and in twenty percent (20%) installments over the next four years if the Director is reelected at each of the next successive annual meetings of the stockholders and when the Director has served a period of one year since the vesting of the most recent installment on the option, including the installment that vested on the grant date. All stock options under the 1995 Director Plan terminate on the date any optionee ceases to be a director of the Company for any reason other than death (in the event of the optionee's death, stock options vested at the date of death are exercisable for one year thereafter).

      In addition to the formula stock options described above, the Compensation and Option Committee has authority under the 1995 Director Plan to grant discretionary stock options to any directors upon such terms as are determined by such committee. No discretionary stock option grants have been made under the Plan.

      Of the individuals nominated for election as directors at the Annual Meeting, Messrs. Buncher, Longfield and Steen currently qualify as Eligible Outside Directors as defined under the Plan. Upon their reelection to the Board of Directors at the annual meeting in January 2001, Mr. Longfield received formula grants of stock options to purchase 7,143 shares of Common Stock. Messrs. Buncher and Steen received formula grants of stock options to purchase 3,571 shares of Common Stock having elected pursuant to the provisions of the 1995 Director Plan to accept fees for attendance at up to four meetings in the next year in lieu of 50% of the formula stock options grant. Each of these three Directors will receive a subsequent grant as described above if re-elected to the Board of Directors at the Annual Meeting. Such additional stock options will be granted on the date of the Annual Meeting at an exercise price equal to the closing price of the Common Stock on the Nasdaq National Market on that date.

      Directors of the Company do not receive any other compensation for service on the Board of Directors or any committee thereof, except as described above. Directors are, however, reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

      In October 2000, Mr. Newman received a bonus payment of $75,400 pursuant to a contingent bonus plan approved in 1995. The bonus was payable upon the exercise of stock options. No further bonuses are payable under the 1995 contingent bonus plan.

                        COMPENSATION AND OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

      The Compensation and Option Committee of the Board of Directors of the Company reviews and approves (i) the salaries and annual incentive bonuses of the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer and (ii) all grants of options to purchase shares under the Company's stock option plans to eligible directors, officers, employees and consultants of the Company. At all times during the fiscal year ended August 31, 2001, the Compensation and Option Committee was composed exclusively of directors who were "non-employee directors" and "outside directors" as defined by applicable Securities and Exchange Commission ("Commission") rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively. The members of the Committee are not former employees of the Company and have not ever participated in any of the Company executive or other employee compensation programs. In fiscal 2001, the Committee was composed of two directors, Mr. Anderson and Mr. Longfield.

      Horizon's executive compensation policy is designed and administered to provide a competitive compensation program that will enable Horizon to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of Horizon.

      Horizon's executive compensation strategy has three separate elements, consisting of base salary, annual incentive compensation (bonuses) and long-term incentive compensation (stock options). The following is a summary of the policies underlying each element.

BASE SALARY

      The Compensation and Option Committee reviews the base salaries of the Chief Executive Officer and the other officers directly reporting to the Chief Executive Officer periodically, considering factors such as individual and corporate performance, and individual experience, expertise and years of service.

      In determining the Chief Executive Officer's overall compensation, as well as the compensation of the other officers, the Compensation and Option Committee also reviews compensation levels at other companies including selected peer companies. Such other companies are not necessarily the same as the companies in the peer group index in the Performance Graph section of this Proxy Statement because the Compensation and Option Committee believes that the Company competes for executive talent with companies in addition to those in its peer group. The Compensation and Option Committee does not attempt to set base salaries at any particular level based on such surveys, but rather uses such surveys to obtain an overview of compensation levels in general.

      No particular weight is given by the Compensation and Option Committee to any of the foregoing factors, and decisions as to adjustments in base salaries are primarily subjective. In August 2000, the base salaries of each of the Company's executive officers were reviewed and certain increases approved for some of the officers to be effective at various dates during fiscal 2001.

ANNUAL INCENTIVE COMPENSATION

      For services rendered during fiscal 2001, some of Horizon's executive officers received cash bonuses after the completion of such fiscal year. All such cash bonuses were awarded based upon certain previously specified performance criteria. For fiscal 2001, the performance criteria were set based primarily upon the Board-approved budget which was consistent with the then current public expectation of earnings per share for the Company.

      Mr. McAtee's bonus potential for fiscal 2001 was set at up to 100% of his annual base salary based upon the Company achieving the Board-approved budget. In addition, the executive officers of the Company directly reporting to Mr. McAtee had bonuses set at up to 40%-60% of their average base salary for fiscal 2001, with the bonus based upon the financial results of their area of responsibility and, in certain cases, the achievement of certain contract retention targets.

LONG-TERM INCENTIVES

      The Compensation and Option Committee is authorized to grant incentive and non-qualified stock options to key employees of the Company, including officers. Such option grants are intended to provide to the key employees long-term incentive to increase stockholder value by improving corporate performance and profitability. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. Currently, stock options to employees are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation and Option Committee. While no specific formula is used to determine stock option grants made to any particular employee, grants are generally based upon a subjective evaluation of non-objective factors such as the employee's past contribution toward Company performance and expected contribution to meeting long-term strategic goals of the Company.

      Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that will be deductible for Federal income tax purposes by the Company each fiscal year with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The base salary and annual incentive compensation level of the Company's executive officers is currently well below this limit. The Company believes that the limitation of Section 162(m) does not apply to compensation earned or that may be earned with respect to the stock options granted to the Executive Officers under the stock option plans of the Company during or prior to the fiscal year ended August 31, 2001. The structure of the Stock Option Plans of the Company are intended to make grants thereunder qualify as "performance-based compensation" not subject to the limitation of Section 162(m).

                                         Compensation and Option Committee

                                                 Jack R. Anderson
                                                 William H. Longfield

                                PERFORMANCE GRAPH

         The following graph shows a comparison of the total cumulative stockholder return for the Company, the Total Return Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (U.S.) Index") and a peer group selected by the Company. The comparison below assumes $100 was invested on August 31, 1996 in each of (i) the Common Stock of the Company, (ii) shares comprising the Nasdaq (U.S.) Index and (iii) the common stock of the peer group, and assumes reinvestment of dividends. Neither the Company nor any companies in the peer group, except PMR Corp., paid any dividends during such period.



                              [PERFORMANCE GRAPH]


HORIZON HEALTH CORP

                                                     Cumulative Total Return
                                  ---------------------------------------------------------------
                                    8/96       8/97       8/98       8/99       8/00       8/01
HORIZON HEALTH CORP                100.00     161.93      45.17      48.15      29.41      89.25
NASDAQ STOCK MARKET (U.S.)         100.00     139.49     131.81     244.89     374.19     160.03
Peer Group(1)                      100.00     123.23      78.65      76.15     153.27     219.67



         The peer group consists of the following publicly traded companies in the health care industry: American Healthways Inc., Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, PMR Corporation, and Rehabcare Group, Inc. For the prior year, the peer group also included Northstar Health Services, Inc. That company was acquired in 2001 and its successor was not included because its business operations were not considered comparable to those of the Company.

                        SECURITY OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

         Set forth below is certain information with respect to the beneficial ownership of Common Stock as of November 9, 2001, by (i) each person who, to the knowledge of the Company based upon statements filed as of December 5, 2001 with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than 5% of the outstanding Common Stock, (ii) each director (which includes all nominees for director) of the Company, (iii) each Named Executive Officer and (iv) all directors and such Named Executive Officers of the Company as a group. Except as indicated below, to the Company's knowledge, each person named has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

                                                                 SHARES BENEFICIALLY
                                                                        OWNED
                                                              ------------------------
NAME                                                            NUMBER         PERCENT
----                                                          ----------       -------
Fidelity Management & Research Company (1) ...............       674,400          12.7%
Eagle Asset Management, Inc. (2) .........................       643,875          12.1
The Burton Partnership, Limited Partnership (3) ..........       569,730          10.7
James Ken Newman (4) .....................................       565,623          10.1
Dimensional Fund Advisors, Inc. (5) ......................       436,075           8.2
Jack R. Anderson (6) .....................................       427,400           8.0
James W. McAtee (7) ......................................       420,634           7.4
George E. Bello (8) ......................................       330,829           6.2
William H. Longfield (9) .................................        40,758           *
Donald E. Steen (10) .....................................        39,640           *
Ronald C. Drabik (11) ....................................        34,511           *
James E. Buncher (12) ....................................        32,239           *
David K. White (13) ......................................        10,863           *
Frank J. Baumann (14) ....................................         6,211           *
David S. Tingue (15) .....................................         2,700           *
All directors and Named Executive Officers as a group
 (11 persons) (16) .......................................     1,911,408          31.5

----------
 * Less than 1%.


(1) The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts. According to a Schedule 13G/A dated February 14, 2001, Fidelity has sole investment power over the 674,400 shares and the voting power over such shares is held by the Board of Trustees of the Fidelity Funds.
(2) The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersberg, Florida 33716.
(3) The address of The Burton Partnership, Limited Partnership is P. O. Box 4643, Jackson, Wyoming 83001.
(4) The address of James Ken Newman is 700 El Paseo, Denton, Texas 76205. Includes 16,000 shares of Common Stock held by a limited partnership for which Mr. Newman serves as an officer and director of the corporate general partner and 51,500 shares of Common Stock held by a foundation of which Mr. Newman is a director and officer. Also includes 256,955 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(5) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Santa Monica, California 90401.
(6) The address of Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Dallas, Texas 75248. Excludes 100,000 shares of Common Stock owned by Mr. Anderson's spouse, for which he disclaims any beneficial ownership.
(7) The address of Mr. McAtee is 1500 Waters Ridge Drive, Lewisville, Texas 75057. Includes 19,998 shares of Common Stock held in the name of Mr. McAtee's adult children as to which Mr. McAtee disclaims beneficial ownership. Also includes 358,035 shares of Common Stock issuable upon the exercise of immediately exercisable stock options, of which options for 18,000 shares have been transferred by gift to the adult children of Mr. McAtee.

(8) The address of Mr. Bello is 164 Mountain Wood Road, Stamford, Connecticut 06903. Includes 22,829 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(9) Includes 24,258 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(10) Includes 22,140 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(11) Includes 31,250 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(12) Includes 7,239 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(13) Includes 8,280 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(14) Includes 6,155 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(15) Includes 2,700 shares of Common Stock issuable upon the exercise of immediately exercisable stock options.
(16) Includes 739,841 shares of Common Stock issuable upon the exercise of immediately exercisable stock options held by certain directors and Named Executive Officers.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that, during the fiscal year ended August 31, 2001, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial stockholders were complied with, except that the required filing of a Form 4 by James K. Newman upon his exercise of stock in October 2000 was inadvertently made late and reported on a Form 5 and the required filing of a Form 5 by Donald E. Steen and James E. Buncher were inadvertently made late.


                                 PROPOSAL NO. 2

                        APPROVAL OF THE AMENDMENT TO THE
                             1998 STOCK OPTION PLAN

         On October 18, 2001, the Board of Directors approved, subject to stockholder approval, an amendment to the 1998 Stock Option Plan (the "1998 Plan") to increase the number of shares authorized for issuance thereunder from 500,000 to 800,000 shares, an increase of 300,000 shares. The Company is seeking stockholder approval of the amendment to the 1998 Stock Option Plan as directed by the Board of Directors and to comply with the stockholder approval requirements of Section 162(m) of the Code and applicable Nasdaq National Market rules.

         The purpose of the 1998 Plan is to give the Company a competitive advantage in attracting, retaining and motivating directors, officers, employees and consultants. The Board of Directors believes that stock options can play an important role in the success of the Company by encouraging and enabling directors, officers, employers and consultants to acquire a proprietary interest in the Company. The Board of Directors also considers that providing such persons with a proprietary interest in the Company will assure a closer identification of the interests of such persons with those of the Company and its stockholders.

         Options for 491,449 shares of Common Stock have been granted under the 1998 Plan and currently there are only 8,551 shares remaining available for stock options to be granted under the 1998 Plan. The Company currently has no other stock option plans that have shares available for the grant of stock options to officers and employees. The Company also maintains a stock option plan for Eligible Non-Employee Directors as described under "Proposal 3" in this Proxy Statement. The Board of Directors considers that an increase in the number of shares available for stock options to be granted under the 1998 Plan is necessary to fulfill purposes which the Company desires to achieve with its stock option plans.

         Approval of the amendment to the 1998 Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         Set forth below is a discussion of the material terms of the 1998 Plan. Such discussion is qualified in its entirety by reference to the full text of the 1998 Plan. The Company will furnish without charge a copy of the 1998 Plan to any shareholder of the Company upon receipt of a request for a copy of the Plan. A request should be directed to Mr. Ronald C. Drabik, Senior Vice President -- Finance and Administration, at the principal offices of the Company.

DESCRIPTION OF THE 1998 PLAN

         The 1998 Plan authorizes the granting of nonqualified stock options to purchase shares of Common Stock of the Company to such directors, officers, employees and consultants of the Company and its subsidiaries as may be designated by the Compensation and Option Committee of the Board of Directors or such other committee as the Board of Directors may designate to administer the 1998 Plan (the "Committee"). Currently, the Compensation and Option Committee of the Board of Directors administers the Plan. The Committee is currently composed of two non-employee "disinterested" directors.

         Only nonqualified stock options may be granted under the Plan. Nonqualified stock options are stock options that do not qualify as incentive stock options within the meaning of Section 422 of the Code.

         All directors, officers, full-time employees, and consultants of the Company and its subsidiaries who are responsible for or contribute to the management, growth and profitability of the business of the Company and its subsidiaries are eligible to be granted options under the 1998 Plan. At September 1, 2001, the Company had approximately 1,375 directors, officers, employees and consultants eligible to participate in the 1998 Plan.

         The Committee administers the 1998 Plan, approves the eligible participants, determines the recipients, determines the number of shares and terms of each option granted under the Plan and has the power to fix the vesting period of each option granted under the 1998 Plan. The 1998 Plan provides that, during any fiscal year of the Company, no participant in the 1998 Plan may be granted options thereunder covering in excess of 150,000 shares of Common Stock, subject to adjustment as provided in the plan.

         Section 162(m) of the Code provides that publicly traded companies may not deduct compensation paid to the chief executive officer or any of its four most highly compensated other officers to the extent such compensation exceeds $1,000,000 in any one tax year, unless the payments, among other things, are made based upon the attainment of objective performance goals that are established by a committee of the board of directors, comprised solely of two or more outside directors, based upon business criteria and other material terms approved by stockholders. The 1998 Plan is intended to be designed so that options granted with a fair market value exercise price that are made to any such employee will be considered performance-based and therefore any compensation resulting therefrom fully deductible.

         Section 16 of The Securities Exchange Act of 1934, which applies to directors, executive officers and greater-than-10% stockholders of the Company, provides that any profit resulting from the purchase and sale, or sale and purchase, of the Company's Common Stock within a six-month period is recoverable by the Company. The grant of a stock option under the 1998 Plan will, unless exempt pursuant to SEC Rule 16b-3, be treated as a purchase of the underlying stock, while the exercise of a stock option will normally be exempt and not treated as a purchase. The 1998 Plan and the grant of stock options thereunder are intended to comply with the requirements of Rule 16b-3 so that the grant of stock options under the 1998 Plan will be exempt.

         Under the terms of the 1998 Plan, the Committee may from time to time grant options to purchase shares of Common Stock at a per share price determined by the Committee which may not be less than the fair market value of the Common Stock on the date of grant. Fair market value is defined as the closing price per share of the Common Stock on the Nasdaq National Market or such other national securities exchange on which the Common Stock is listed on the date the option is granted. The closing price of the Common Stock on the Nasdaq National Market on November 27, 2001 was $13.60 per share. The exercise price is payable in cash or, with the approval of the Committee, may be paid by withholding shares issuable upon the exercise having a fair market value on the exercise date equal to the exercise price. Generally, options granted under the 1998 Plan may not be exercised later than ten years after the date of grant.

         The Committee determines the times at which an option may vest and be exercisable. Except as otherwise determined by the Committee and except as set forth below, an option may only be exercised during employment or generally during a specified period following termination of employment. If the termination of employment of an optionee occurs as the result of such optionee's permanent and total disability or upon the death of an optionee, the options held by such optionee generally may thereafter be exercised, to the extent to which they were exercisable at the date of such termination of employment or death, at any time during the 90 day period following such event. After an optionee retires from the Company or any of its subsidiaries under the normal retirement policies of the Company, the optionee's options may thereafter be exercised, to the extent to which they were exercisable at the time of the optionee's retirement, at any time during the 90 day period following retirement, provided that in the event of death prior to the expiration of the option, options generally may be exercised during the period of 90 days following the date of death. If an optionee voluntarily terminates employment with the Company and its subsidiaries, or if such employment is terminated by the Company or its subsidiary for cause (as defined in the 1998 Plan), all unexercised options of such optionee terminate in their entirety on the date of termination of employment. If the Company or a subsidiary terminates an optionee's employment without cause, the optionee's options may thereafter be exercised, to the extent to which they were exercisable at the time of the optionee's termination of employment, at any time during the 30 day period following termination of employment.

         Notwithstanding the provisions described in the preceding paragraph, an optionee's options will not terminate upon termination of employment if such optionee continues to serve as a consultant or director to the Company or any of its subsidiaries. In such case, the options will continue in effect, including future vesting of installments, until the status of such optionee as a consultant or director terminates, at which time the options shall terminate on the date of such termination of consultant or director status on the same basis as described in the preceding paragraph with respect to termination of employment.

         In the event of a termination of an optionee's employment or consultant or director status with the Company, other than for cause, following a change of control, options granted under the 1998 Plan with a vesting date no more than three years from the date of such termination accelerate as to vesting.

         At the time any option under the 1998 Plan is granted or at any time thereafter, the Committee may grant the optionee the right to receive a cash payment in an amount specified by the Committee to be paid when the option results in compensation income to the optionee and to assist the optionee in paying the resulting taxes. Options under the 1998 Plan are transferable only by will or the laws of descent and distribution, as a gift to family members of the optionee, trusts for the benefit of family members of the optionee, charities, or nonprofit corporations or to an entity controlled by, or for the benefit of, family members of the optionee.

         The 1998 Plan provides that shares of Common Stock subject to options granted thereunder may be authorized but unissued shares or treasury shares. If any option granted under the 1998 Plan terminates without being exercised, the shares of Common Stock subject to the option will again be available for distribution in connection with options under the plan.

         The 1998 Plan will terminate in 2008, and no options may be granted under the 1998 Plan thereafter. The term of options granted before termination of the Plan may extend beyond the date of termination of the Plan. The 1998 Plan may be amended by the Board of Directors in any respect at any time (including to increase the number of options that may be granted thereunder or to change the minimum exercise price of an option) without the approval of the stockholders of the Company (except to the extent, if at all, stockholder approval of the amendment is required by applicable law, stock market or exchange rule, or agreement). Any amendment of the 1998 Plan without stockholder approval may, with respect to future grants of options under the plan, cause the loss of the performance-based exemption from Section 162(m) of the Code with respect to such options.

         The 1998 Plan may be discontinued by the Board of Directors at any time. No amendment or termination of the plan may impair the rights of any holder of options granted prior thereto without such holder's consent, except an amendment made to cause the plan to qualify for any exemption in Rule 16b-3 from the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934. Subject to certain limitations, the Committee may amend the terms of any option theretofore granted thereunder, but the 1998 Plan does not permit the Committee to amend an option in a manner that would impair the rights of any holder without the holder's consent, except an amendment made to cause the plan or option to qualify for any exemption in Rule 16b-3 from the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934. The Committee has the power to interpret the 1998 Plan and to make all other determinations necessary or advisable for its administration.

         Except as otherwise described herein, benefits under the 1998 Plan to the Named Executive Officers of the Company and to the directors, other officers, employees and consultants of the Company are not currently determinable because the 1998 Plan is discretionary. Options for an aggregate of shares have been granted to the Named Executive Officers of the Company under the 1998 Plan as of the date of this Proxy Statement.

FEDERAL INCOME TAX CONSIDERATIONS

         THE FOLLOWING DISCUSSION ADDRESSES ONLY THE GENERAL FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE 1998 PLAN. IT DOES NOT ADDRESS THE IMPACT OF STATE AND LOCAL TAXES, THE FEDERAL ALTERNATIVE MINIMUM TAX OR SECURITIES LAWS RESTRICTIONS, AND IS INTENDED FOR GENERAL INFORMATION PURPOSES ONLY. IT IS NOT INTENDED AS A TAX ADVICE TO PARTICIPANTS IN THE 1998 PLAN, WHO SHOULD CONSULT THEIR OWN TAX ADVISORS.

         Income. An optionee will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of an option. Upon the exercise of an option, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the option is exercised over the exercise price for such shares. At that time, the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee, subject to the limitations described below.

         When an optionee exercises an option by paying the exercise price solely in cash, the basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received. When an optionee exercises an option by exchanging previously acquired shares of Common Stock held as capital assets in partial or full payment of the exercise price, shares of Common Stock received by the optionee equal in number to the previously acquired shares exchanged therefor will be received free of tax and will have the same basis and holding period as such previously acquired shares. The optionee will recognize ordinary taxable income equal to the fair market value of any additional shares received by the optionee, less the amount of any cash paid by the optionee in payment of the exercise price. The optionee will have a basis in such additional shares equal to their fair market value on the date ordinary income is recognized and the holding period of such shares will commence on the day after the shares are received.

         Upon subsequent disposition of shares acquired upon exercise of an option, the difference between the amount realized on the sale and the basis of the shares is treated as long-term or short-term capital gain or loss, depending on the holding period for the shares. The subsequent disposition of shares acquired by exercise of an option will not result in any additional tax consequences to the Company.

         An officer or director of the Company subject to Section 16(b) of the Exchange Act will not recognize income with respect to any shares of stock received upon exercise of a nonqualified stock option until such shares are no longer subject to the application of Section 16(b) of the Exchange Act. The amount of income then recognized with respect to such shares is the difference between the amount paid by the insider for such shares and the fair market value of the shares on the first date the shares are no longer subject to the application of Section 16(b), which in most instances will be six months after the date of grant. Accordingly, the Section 16(b) deferral rule generally will not apply if a nonqualified stock option is exercised more than six months after the date of grant. If shares are sold during the Section 16(b) deferral period, the amount of the income recognized will be determined as of the date of sale. The effect of the Section 16(b) deferral period is to postpone valuation and taxation of the stock received until Section 16(b) is no longer applicable, with the result that the amount of ordinary income recognized by the optionee may be increased or decreased. Alternatively, if the insider makes an election under
Section 83(b) of the Code within 30 days after exercise of the option, the difference between the amount paid for the shares and the fair market value of such shares, determined as of the date the shares are transferred to the insider, will be included in such insider's taxable income as of that date.

         Withholding. The Company has a right to withhold any sums required by federal, state, local or foreign tax laws with respect to the exercise of any option or to require payment of such amounts before delivery of shares.

         Limitations on The Company's Ability to Take Deductions; Excess Parachute Payments. The Company must satisfy applicable federal tax reporting requirements with respect to options in order to be entitled to the deductions described above. In addition, Section 162(m) of the Code provides that compensation of an individual who is an employee covered thereunder may not be deducted to the extent such compensation exceeds $1,000,000 in any taxable year, unless such compensation qualifies as "performance-based" under Section 162(m).

         If options are granted, accelerated or enhanced in connection with a change of control of the Company, all or a portion of the value of such options may constitute "excess parachute payments" to certain employees. The Company would not be permitted to deduct excess parachute payments, and the recipient of such a payment would be subject to a 20% federal excise tax. Furthermore, excess parachute payments would reduce the $1,000,000 limitation on deduction of other compensation to such employees under Section 162(m) by an equal amount, and thus could result in the compensation to such individuals being nondeductible.


                                 PROPOSAL NO. 3

                        APPROVAL OF THE AMENDMENT TO THE
              1995 STOCK OPTION PLAN FOR ELIGIBLE OUTSIDE DIRECTORS

         On October 18, 2001, the Board of Directors approved, subject to stockholder approval, an amendment to the 1995 Stock Option Plan for Eligible Outside Directors (the "1995 Director Plan") to increase the number of shares authorized for issuance thereunder from 150,000 to 250,000, an increase of 100,000 shares. The Company is seeking stockholder approval of the Amendment to the 1995 Director Plan as directed by the Board of Directors and to comply with the stockholder requirements of Section 162(m) of the Code and applicable Nasdaq National Market rules.

         The purpose of the 1995 Director Plan is to attract highly qualified persons to serve as directors of the Company and to give them additional incentive to promote the success of the Company. Options for 128,524 shares of Common Stock had been granted under the 1995 Director Plan and currently there are only 21,476 shares remaining available for grant under the 1995 Director Plan. Unless the amendment is approved, there will not be sufficient shares for future grants under the Plan after the 2002 Annual Meeting. The Board of Directors considers that an increase in the number of shares available for stock options to be granted under the 1995 Director Plan is necessary to fulfill the purposes which the Company desires to achieve with its stock option plan for directors.

         Approval of the amendment to the 1995 Director plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN FOR ELIGIBLE OUTSIDE DIRECTORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         Set forth below is a discussion of the material terms of the 1995 Director Plan. Such discussion is qualified in its entirety by reference to the 1995 Director Plan. The Company will furnish without charge a copy of the 1995 Director Plan of the Company upon receipt of a request for a copy of the Plan. A request should be directed to Mr. Ronald C. Drabik, Senior Vice President -- Finance and Administration, at the principal offices of the Company.

DESCRIPTION OF 1995 DIRECTOR PLAN

         The 1995 Director Plan authorizes the grant of nonqualified stock options on a formula basis only to Eligible Outside Directors and on a discretionary basis to any director of the Company. Only nonqualified stock options may be granted under the 1995 Director Plan.

         The Compensation and Option Committee of the Board of Directors administers the 1995 Director Plan, approves the formula stock option grants to Eligible Outside Directors and, with respect to discretionary grants determines the director recipients, determines number of shares and terms of each discretionary stock option grant to a director and has the power to fix the vesting period of each discretionary option granted under the Plan. To date, the Committee has only approved formula stock option grants to Eligible Outside Directors and has made no discretionary stock option grants to directors.

         Formula Grants. The 1995 Director Plan provides for an automatic, one-time formula grant of options to purchase 15,000 shares of Common Stock to each "Eligible Outside Director" on the date such person first becomes a director of the Company. In addition, the 1995 Director Plan provides for successive annual grants, as of the day of each annual meeting of stockholders of the Company, of options to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value per share of the Common Stock on the date of grant. Fair market value is defined as the closing price per share on the NASDAQ National Market. With respect to each such successive annual grant, an Eligible Outside Director has the right to elect to receive stock options for only 50% of such shares as so determined in consideration of the receipt of a fee in the amount of $2,500 for each of the first four meetings of the Board of Directors actually attended by such Eligible Outside Director in the year following the Annual Meeting.

         The exercise price of each formula stock option grant is the fair market value of the Common Stock on the date of grant. Each formula stock option grant vests in five equal annual installments. Vesting is subject to continued service as a director of the Company.

         Eligible Outside Director means a member of the Board of Directors of the Company who, as of the initial eligibility date (with respect to the initial grant of options to purchase 15,000 shares of Common Stock) and as of the applicable subsequent eligibility date (with respect to a subsequent annual option grant), as applicable, (i) is not an officer or employee of the Company or any of its direct or indirect majority owned subsidiaries and (ii) does not beneficially own, and is not a representative or affiliate of any person or entity that beneficially owns, 5% or more of the Common Stock outstanding on the date in question. Currently Messrs. Buncher, Longfield and Steen are the only members of the Board of Directors of the Company who qualify under the 1995 Director Plan as Eligible Outside Directors.

         If at any time sufficient shares are not available to grant the formula stock options to which an Eligible Outside Director is entitled under the 1995 Director Plan, each Eligible Outside Director will receive an option for a pro rata portion of the number of shares of Common Stock then available. An option for the balance of the shares to which such Eligible Outside Director was entitled may be subsequently granted at such time as additional shares become available under the 1995 Director Plan.

         Discretionary Grants. The 1995 Director Plan also permits the grant of discretionary stock options to any director of the Company. The Committee determines any such recipients and the number of shares, vesting requirements and other terms of any such options. The exercise price of any such discretionary stock options must be not less than the fair market value of the Common Stock on the date of grant.

         The exercise price of the stock options is payable in cash or, with the approval of the Committee, may be paid by withholding shares issuable as a result of the execution of the option having a fair market value on the exercise date equal to the exercise price. Shares issuable upon exercise of an option shall be reduced by a number of shares having an aggregate fair market value sufficient to satisfy the optionee's Federal and other income tax withholding obligations.

         The term of each option granted under the 1995 Director Plan is ten years from the date of grant, subject to earlier termination in certain circumstances. Options granted pursuant to the 1995 Director Plan generally terminate immediately upon the effective date of termination of the optionee's director status for any reason other than death. Upon termination of director status due to death, the portion of the optionee's options which were vested as of the date of death remain exercisable for one year thereafter. Options under the 1995 Director Plan are transferable only by will or the laws of descent and distribution, as a gift to family members, trusts for the benefit of family members, charities or nonprofit corporations or to an entity controlled by, or for the benefit of family members of the optionee.

         The 1995 Director Plan provides that shares of Common Stock subject to options granted thereunder may be authorized but unissued shares or treasury shares. If any option granted under the 1998 Plan terminates without being exercised, the shares of Common Stock subject to the option will again be available for distribution in connection with options under the Plan.

         Under the terms of the 1995 Director Plan, unless an option agreement provides otherwise all options granted thereunder will automatically become exercisable in full in the event of (i) any filing in connection with a tender offer (other than by the Company) for shares of the Company, the signing of an agreement for a merger or consolidation involving the Company in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) or for the sale of all or substantially all of the assets of the Company, or the adoption of a resolution of reorganization or dissolution of the Company by the stockholders, and certain other transactions, if any such event or transaction, in the opinion of the Board of Directors, will, or is likely to, if carried out, result in a change of control of the Company or (ii) a change in any consecutive two-year period in the majority of the members of the Board of Directors serving on the Board at the beginning of such two-year period. The 1995 Director Option Plan gives optionees the right to exercise immediately all options granted thereunder in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or a merger or consolidation involving the Company in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) and in which the stockholders of the Company and their proportionate ownership interest immediately after the transaction are not substantially identical to that immediately prior to the transaction; provided, that such acceleration will not apply to an option if any surviving or acquiring corporation agrees to assume such option in connection with the transaction.

         The 1995 Director Plan may be discontinued by the Board of Directors at any time. The 1995 Director Plan may be amended from time to time by the Board of Directors, but if any person subject to Section 16 of the Exchange Act holds an option granted under the 1995 Director Plan, without further approval by the stockholders of the Company no such amendment to the 1995 Director Plan may be made if such amendment would require stockholder approval pursuant to Rule 16b-3 under the Exchange Act as then in effect. The Board of Directors may otherwise amend the 1995 Director Plan in any respect at any time (including to increase the number of options that may be granted thereunder or to change the minimum exercise price of an option) without the approval of the stockholders of the Company (except to the extent, if at all, stockholder approval of the amendment is required by applicable law, stock market or exchange rule or agreement). The 1995 Director Plan and the grant of stock options thereunder are intended to comply with the requirements of Rule 16b-3 so that the grant of stock options under the 1995 Director Plan will be exempt. Without the consent of the holder of the option, no amendment may adversely affect any option previously granted. The Committee has the power to interpret the 1995 Director Plan and to make all other determinations necessary or advisable for its administration. The 1995 Director Plan will terminate in 2005, and no options may be granted under the 1995 Director Plan thereunder. The term of options granted before termination of the Plan may extend beyond the date of termination of the Plan.

         Messrs. Buncher, Longfield and Steen will be eligible for formula stock option grants to Eligible Outside Directors in the future. All directors of the Company will be eligible for discretionary stock option grants in the future. Except to the extent of the formula stock options described above, benefits under the 1995 Director Plan to directors are not currently determinable because the 1995 Director Plan is discretionary, although it is contemplated that the formula stock option grants will continue to be made to the Eligible Outside Directors each year.

FEDERAL INCOME TAX CONSIDERATIONS

         The federal income tax consequences of options granted under the 1995 Director Plan are the same as those described under Proposal 2 in the section entitled "Federal Income Tax Considerations" applicable to options granted under the 1998 Plan.


                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The stockholders are asked to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2002. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the independent accountants for the Company since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         Ratification of the appointment of the independent accountants is not a matter which is required to be submitted to a vote of stockholders, but the Board of Directors considers it appropriate for the stockholders to express or withhold approval of the appointment. If stockholder approval should not be obtained, the Board of Directors would consider an alternative appointment for fiscal 2002.

AUDIT FEES -- The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year and reviews of the financial statements included in the Company's Forms 10-Q for the 2001 fiscal year were $135,061.

ALL OTHER FEES -- The aggregate fees billed for other services provided by the principal accountant in the 2001 fiscal year, other than the services listed under "Audit Fees" above, were $29,125. The Audit Committee has found that the provision of such other services is compatible with maintaining the principal accountant's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2002, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                             AUDIT COMMITTEE REPORT

The Audit Committee of the Horizon Health Corporation Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee satisfies the standards for independence as defined in the National Association of Securities Dealers' listing standards. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2001 filed with the Securities and Exchange Commission.

                                                 Audit Committee

                                                         George E. Bello
                                                         James E. Buncher
                                                         Donald A. Steen

                            PROPOSALS BY STOCKHOLDERS

         Proposals by stockholders intended to be presented at the next annual meeting of stockholders of the Company after this Annual Meeting must be received at the executive offices of the Company no later than August 16, 2002, to be included in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder who wishes to bring a proposal before such annual meeting of stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to the Company's Secretary at the executive offices of the Company by October 30, 2002. Otherwise, proxies solicited by the Board of Directors for such annual meeting will confer discretionary authority to vote on any such proposal that has not been so submitted in advance to the Company.


                                 OTHER BUSINESS

         The Board of Directors is aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under management proxies will vote and act on such matter according to their own discretion and judgment.


                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended August 31, 2001, is being mailed to stockholders of record with this Proxy Statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials.

         UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A RECORD HOLDER OF COMMON STOCK AS OF THE CLOSE OF BUSINESS ON DECEMBER 5, 2001, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH PERSON A COPY OF THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 2001 AS FILED WITH THE COMMISSION (EXCLUDING EXHIBITS). ANY SUCH WRITTEN REQUEST MUST BE DIRECTED TO HORIZON HEALTH CORPORATION, 1500 WATERS RIDGE DRIVE, LEWISVILLE, TEXAS 75057-6011,
ATTENTION: MR. RONALD C. DRABIK, SENIOR VICE PRESIDENT - FINANCE AND ADMINISTRATION.


                                                   JAMES W. McATEE
                                                       President

                                   APPENDIX A
                           HORIZON HEALTH CORPORATION
                             1998 STOCK OPTION PLAN


     Horizon Health Corporation, a Delaware corporation (the "Corporation"), hereby establishes this Horizon Health Corporation 1998 Stock Option Plan (the "Plan").

                  1. Purpose and Definitions of the Plan. The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating directors, officers, key employees and consultants and to provide the Corporation and its Subsidiaries with a stock option plan providing incentives directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

         (a) "Board" means the Board of Directors of the Corporation.

         (b) "Cause" means (except as otherwise provided by the Committee in the option agreement relating to any Stock Option) (i) the willful and continued failure of the optionee to perform substantially the optionee's duties with the Corporation or one of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the optionee by the optionee's immediate supervisor or the Chief Executive Officer of the Corporation (or, in the case of the Chief Executive Officer of the Corporation as the optionee, the Board of Directors) which specifically identifies the manner in which the optionee's immediate supervisor or the Chief Executive Officer of the Corporation (or, in the case of the Chief Executive Officer of the Corporation as the optionee, the Board of Directors) believes the optionee has not substantially performed the optionee's duties, or (ii) the willful engaging by the optionee in illegal conduct or ordinary misconduct which is materially and demonstrably injurious to the Corporation. Notwithstanding the foregoing, if an optionee is a party to an employment or consulting agreement with the Corporation or any Subsidiary that contains a definition of "Cause," such definition shall apply to such optionee for purposes of the Plan except to the extent otherwise provided by the Committee in the option agreement relating to any Stock Option. Except as may otherwise be provided in any such employment or consulting agreement, if applicable, the existence of Cause shall be determined by the Board of Directors of the Corporation in its sole discretion and in good faith.

         (c) "Change of Control means (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(e) or 14(d)(2) of the Exchange Act) (an "Acquiring Person") of beneficial ownership (within the meaning of Rule 13d-e promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation common stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Acquiring Person other than the Board; or (c) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "SEC" means the Securities and Exchange Commission or any successor agency.

         (f) "Committee" means the Committee referred to in Section 2.

         (g) "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

         (h) "Constructive Termination" means the assignment to the optionee of any duties inconsistent in any material respect with the optionee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as exists at the time of a Change of Control, or any other action by the Corporation which results in material diminution in such position, authority, duties or responsibilities.

         (i) "Corporation" means Horizon Health Corporation, a Delaware corporation.

         (j) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (l) "Fair Market Value" means, as of any given date, the closing price per share of the Common Stock on that date on the Nasdaq National Market or on such national securities exchange on which the Common Stock is then listed, as applicable, or, if no shares of Common Stock were traded on that date, on the most recent day on which shares were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the SEC under Section 16(b) of the Exchange Act, or any successor definition adopted by the SEC.

         (n) "Plan" means the Horizon Health Corporation 1998 Stock Option Plan, as set forth herein and as hereafter amended from time to time.

         (o) "Retirement" means retirement from active employment with the Corporation or a Subsidiary under the retirement policies of the Corporation applicable to it and its Subsidiaries.

         (p) "Rule 16b-3" means Rule 16b-3, as promulgated by the SEC under
Section 16(b) of the Exchange Act, as amended from time to time.

         (q) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(c) of the Code.

         (r) "Stock Option" means a Stock Option granted under the Plan.

         (s) "Subsidiary" means a corporation or other entity controlled by, or under common control with the Corporation.

         (t) "Termination of Employment" means, with respect to any optionee under the Plan, the termination of such optionee's employment with the Corporation and its Subsidiaries. An optionee employed by a Subsidiary shall also be deemed to incur a Termination of Employment if such Subsidiary ceases to be a Subsidiary and such optionee does not immediately thereafter become an employee of the Corporation or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its Subsidiaries shall not be considered Terminations of Employment.

     In addition, certain other capitalized terms used herein have definitions specified for them elsewhere herein.

         2. Administration of the Plan. The Plan shall be administered by the Compensation and Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of two or more Non-Employee Directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4)(c)(i) of the Code, and who shall be appointed by and serve at the pleasure of the Board.

         The Committee shall have plenary authority to grant Stock Options upon such terms (not inconsistent with the terms of the Plan) as are determined by the Committee to directors, officers and key employees of the Corporation and its Subsidiaries.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                  (a) To select the directors, officers, employees and consultants to whom Stock Options may from time to time be granted;

                  (b) To determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; and

                  (c) To determine the terms and conditions of any Stock Option granted hereunder and the terms of any agreement relating thereto (including, but not limited to, the option price (subject to Section 5(a) hereof), any vesting condition, restriction or limitation (which may be related to the performance of the optionee, the Corporation or any Subsidiary) and any vesting modification, acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Stock Option granted under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and optionees under the Plan.

         Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Stock Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or to lose the Section 162(m) Exemption with respect thereto. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

         3. Shares Subject to the Plan. Subject to adjustment as provided in the last paragraph of this Section 3, (i) the total number of shares of Common Stock reserved and available for grant under the Plan shall be five hundred thousand (500,000), and (ii) during any fiscal year of the Corporation, no person may be granted Stock Options under the Plan covering in excess of one hundred fifty thousand (150,000) shares of Common Stock. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

         If any Stock Option terminates without being exercised, shares of Common Stock subject to such Stock Option shall again be available for distribution in connection with Stock Options under the Plan.

         In the event of any change in corporate capitalization of the Corporation, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion;

provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

         4. Eligibility. Directors, officers, employees and consultants of the Corporation and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Corporation and its Subsidiaries are eligible to be granted Stock Options under the Plan.

         5. Stock Options. Stock Options may only be non-qualified Stock Options that do not qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         The Committee shall have the authority to grant Stock Options to any eligible person at any time. Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face that it is intended to be an agreement for a non-qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution grants an individual a Stock Option (or on the date otherwise specified as the effective date of the grant by the Committee) and specifies the terms and provisions of the Stock Option. The Corporation shall notify an optionee of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the optionee. Such agreement or agreements shall become effective upon execution by the Corporation.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted.

                  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option vests or is exercisable only in installments, the Committee may at any time waive or modify such installment vesting or exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the vesting and/or exercisability of any Stock Option.

                  (d) Method of Exercise. Subject to the vesting provisions applicable to a Stock Option and to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

                  In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested by the Corporation, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

                  In addition, at the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares being issued on the exercise of such Stock Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the exercised Stock Option.

                  No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall only have the rights of a stockholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), after the optionee has given written notice of exercise, paid in full for such shares and, if requested, given the representation described in Section 8(a).

                  (e) Transferability of Stock Options. Stock Options shall be transferable by the optionee only pursuant to the following methods: (i) by will or the laws of descent and distribution; or (ii) as a gift to family members of the optionee or to trusts for the benefit of family members of the optionee or to charities or other not-for-profit organizations; or (iii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the optionee. Except to the extent provided in this Section 5(e) or in Section 5(f), (g) and (h) below, Stock Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), shall not be subject to execution, attachment or similar process, and may be exercised during the lifetime of the holder thereof only by such holder.

                  (f) Termination Upon Disability or Death.

                           (i) Unless otherwise determined by the Committee and
expressly provided otherwise in the option agreement, if a Termination of Employment of an optionee occurs by reason of Disability of such optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of such Termination of Employment, for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) from such date or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during such ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Termination of Employment shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                           (ii) Unless otherwise determined by the Committee and
expressly provided otherwise in the option agreement, upon the death of an optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of death, for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) following the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter, by the optionee's legal representatives or distributees having the valid authority to exercise such right (but no further installments of such Stock Option shall vest during such ninety (90) day period and all portions of such Stock Option not exercisable on the date of death shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                  (g) Termination Upon Retirement. Unless otherwise determined by the Committee, if a Termination of Employment of an optionee occurs by reason of Retirement of such optionee, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the date of such Retirement, for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) from the date of such Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during such ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Retirement shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety; provided, however, that if the optionee dies within such ninety
(90) day period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the date of death for a period of ninety
(90) days from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (h) Other Terminations. Unless otherwise determined by the Committee and expressly provided otherwise in the option agreement, (1) if an optionee voluntarily effects his or her Termination of Employment, then each Stock Option held by such optionee to the extent unexercised shall terminate in its entirety on the date of such Termination of Employment, (2) if the Termination of Employment of an optionee is effected by the Corporation or a Subsidiary for Cause, then each Stock Option held by such optionee to the extent unexercised shall terminate in its entirety on the date of such Termination of Employment, and (3) if the Termination of Employment of an optionee is effected by the Corporation or a Subsidiary without Cause, then each Stock Option held by such optionee to the extent exercisable on the date of such Termination of Employment shall terminate thirty (30) days after such date (but no further installments of such Stock Option shall vest during such thirty (30) day period and all portions of such Stock Option not exercisable on the date of such Termination of Employment shall terminate immediately on such date) and thereafter such Stock Option shall terminate in its entirety.

                  (i) Consultant or Director Status. Notwithstanding the foregoing provisions of Sections 5(f), 5(g) and 5(h), a Stock Option held by an optionee shall not terminate upon the Termination of Employment of such optionee if such optionee continues to serve as a consultant or director to the Corporation or any of its Subsidiaries, in which case such Stock Option shall continue in effect, including future vesting of installments, until the status of such optionee as a consultant or director terminates at which time the Stock Option shall terminate on the date of such termination of consultant or director status on the same basis as provided above in this Section 5 with respect to Termination of Employment status.

                  (j) Acceleration Upon Change of Control. Unless otherwise determined by the Committee and expressly provided otherwise in the option agreement, Stock Options granted under the Plan with a vesting date no more than three years from the date of the optionee's Termination of Employment or termination of consultant or director status with the Corporation will accelerate as to vesting upon the termination by the Corporation of such employment or consulting or director status (including Constructive Termination), except when such termination is for Cause, and only when such termination follows a Change of Control.

         6. Tax Offset Bonuses. At the time a Stock Option is granted hereunder or at any time thereafter, the Committee in its sole discretion may grant to the optionee receiving such Stock Option the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Stock Option results in compensation income to the optionee, for the purpose of assisting the optionee to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

         7. Term, Amendment and Termination. The Plan will terminate ten (10) years after the effective date of the Plan. Under the Plan, Stock Options outstanding as of such date shall not be affected or impaired by the termination of the Plan.

         The Board may amend, alter, or discontinue the Plan in any respect whatsoever, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for any exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's stockholders to the extent, if at all, such approval is required by applicable law, stock market or exchange rule, or agreement.

         The Committee may amend in any respect whatsoever the terms of any Stock Option theretofore granted, but no amendment may impair the rights of any holder of such Stock Option without such holder's consent except an amendment made to cause the Plan or Stock Option to qualify for any exemption provided by Rule 16b-3.

         Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

         8. General Provisions.

         (a) The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provisions of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                  (1) Listing or approval for listing upon notice of issuance, of such shares on the Nasdaq National Market or such other securities exchange as may at the time be the principal market for the Common Stock;

                  (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                  (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

         (b) Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements for its employees.

         (c) Adoption of the Plan shall not confer upon any employee any right to continue employment, nor shall it interfere in any way with the right of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

         (d) No later than the date as of which an amount first become includible in the ordinary income of the optionee for federal income tax purposes with respect to any Stock Option under the Plan, the optionee shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement. The obligations of the Corporation under the Plan and the Stock Option shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

         (e) The Committee shall establish such procedures as it deems appropriate for an optionee to designate a beneficiary by whom any rights of the optionee, after the optionee's death, may be exercised.

         (f) In the case of a grant of a Stock Option to any employee of a Subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Stock Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Stock Option specified by the Committee pursuant to the provisions of the Plan.

         (g) The Plan and all Stock Options made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

         (h) Anything in this Plan to the contrary notwithstanding, the Board may, without further approval by the stockholders, substitute new options for, or assume, prior options of any corporation which engages with the Corporation or any of its Subsidiaries in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an incentive stock option), or any parent or any subsidiary of such corporation.

         (i) With respect to optionees subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, the Stock Option or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         9. Effective Date of the Plan. The Plan shall be effective as of the date it is approved by at least a majority of the shares of Common Stock of the Corporation represented by proxy or in person and entitled to vote at a meeting of the stockholders of the Corporation having as one of its purposes voting on approval of the adoption of the Plan by the Corporation.

         10. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors of the Corporation or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Corporation or by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

                                   APPENDIX B
                           HORIZON HEALTH CORPORATION

              1995 STOCK OPTION PLAN FOR ELIGIBLE OUTSIDE DIRECTORS


         1. Purpose of Plan. This 1995 Stock Option Plan for Eligible Outside Directors ("Plan") is intended to provide Eligible Outside Directors (hereinafter defined) of Horizon Mental Health Management, Inc., a Delaware corporation (the "Company"), with the opportunity to acquire or increase ownership of shares of the Company, to give them additional incentive to promote the success of the Company, and to encourage them to act as directors of the Company. Options issued pursuant to the Plan shall not constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Shares Subject to Plan. Subject to adjustment as provided in Section 13 hereof, there will be reserved for issuance upon the exercise of stock options ("Options") to be granted from time to time under the Plan an aggregate of 150,000 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, which is the maximum number of shares for which Options may be granted pursuant to the Plan. Such shares may be, in whole or in part, either authorized unissued Common Stock and/or issued Common Stock which shall have been reacquired by the Company. If an Option expires or is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof that have not been exercised may be reallocated to other Options to be granted under the Plan.

         3. Administration of Plan. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two (2) members of the Board of Directors, and may be constituted by all members of the Board of Directors. Initially the Compensation Committee of the Board of Directors of the Company shall be the Committee. Subject to Section 4 hereof, the Committee shall have the complete and conclusive authority to interpret all provisions of the Plan; to prescribe the form of agreements evidencing the grant of Options under the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan which is within the scope of the authority delegated to the Committee shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to the Plan or any Option Agreement (hereinafter defined) or Option. All expenses of administering the Plan shall be borne by the Company.

         4. Formula Plan.

                  (a) Automatic Grants. Grants of Options under this Section 4 shall be automatic. This Section 4 is intended to be a "formula plan" as recognized by Rule 16b-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or successor provisions thereto, and shall be interpreted accordingly.

                  (b) Grant on Initial Eligibility Date. To the extent Options are available under this Plan, each Eligible Outside Director who first becomes a director of the Company on or after November 1, 1999 (the date applicable to a director, the "Initial Eligibility Date"), is hereby granted as of the Initial Eligibility Date an Option to purchase 15,000 shares of Common Stock, subject to adjustment pursuant to Section 13 of the Plan.

                  (c) Subsequent Annual Grants. To the extent Options are available under this Plan, as of the day (each a "Subsequent Eligibility Date") of each Annual Meeting of Stockholders of the Company, each Eligible Outside Director who is re-elected as a director at such Annual Meeting and serving in such capacity immediately after such Annual Meeting shall be granted an Option to purchase a number of shares of Common Stock, subject to adjustment pursuant to Section 13 of the Plan; determined by dividing (i) $50,000 by (ii) the Fair Market Value (defined below) per share of the Common Stock of the Company on the date of the grant and rounding such number as so determined to the nearest hundred; provided, however, that no Eligible Outside Director shall be entitled to receive an Option grant under this Section 4(c) on a Subsequent Eligibility Date unless, as of such date, at least one year has passed since the Initial Eligibility Date of such Eligible Outside Director.

                  Notwithstanding the foregoing, each Eligible Outside Director eligible to receive an Option grant under this Section 4(c) may elect to receive an Option grant under this Section 4(c) for an amount equal to fifty percent (50%) of the shares of Common Stock which would otherwise have been subject to an Option grant under Section 4(c) and, in the event of such election, the Eligible Outside Director shall be entitled to receive a fee in the amount of $2,500 for each of the first four (4) meetings of the Board of Directors actually attended by such Eligible Outside Director during the period from the date of the Annual Meeting of Stockholders of the Company at which the Eligible Outside Director was re-elected and became eligible for the Option grant under this Section 4(c), including the Board of Directors meeting, immediately following such Annual Meeting of Stockholders, to the date of the next Annual Meeting of Stockholders, excluding the Board of Directors meeting immediately following such next Annual Meeting of Stockholders.

                  (d) Eligible Outside Director. As used in the Plan, "Eligible Outside Director" means each member of the Board of Directors of the Company who, as of the Initial Eligibility Date (with respect to an Option grant to be made under Section 4(b) hereof) or as of the applicable Subsequent Eligibility Date (with respect to an Option grant to be made under Section 4(c) hereof), as applicable, (i) is not an officer or employee of the Company or any of its direct or indirect majority owned subsidiaries ("Subsidiaries") and (ii) does not beneficially own, and is not a representative or affiliate (as defined in Rule 12b-2 under the Act) of any person or entity that beneficially owns, five percent (5%) or more of the Common Stock outstanding on such Initial Eligibility Date or Subsequent Eligibility Date. For the purposes of determining the beneficial ownership of Common Stock of the Company by a Director, all shares of Common Stock subject to stock options held by the Director (and any person or entity represented by or affiliated with such Director) shall be deemed beneficially owned by the Director, irrespective of any vesting or exercisability provisions of such stock options, and shall be deemed outstanding for the purposes of calculating the percentage of all outstanding shares of Common Stock of the Company beneficially owned by the Director.

                  (e) Fair Market Value. Subject to adjustment as provided in
Section 13 of the Plan, the exercise or purchase price for each share of Common Stock subject to an Option granted under the Plan shall be the Fair Market Value (as defined below) per share on the date of grant of the Option. If the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing price per share of the Common Stock on such national securities exchange or on the Nasdaq National Market, as applicable, on the day for which such value is to be determined or, if no shares were traded on such day, on the most recent preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not so listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing "asked" price per share of the Common Stock in the over-the-counter market on the day for which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the most recent preceding day on which the shares were traded, as reported by the Nasdaq or other national quotation service. If the Common Stock is not listed on any national securities exchange or the Nasdaq National Market or traded in the over-the-counter market, "Fair Market Value" shall mean the price per share determined in good faith by the Committee.

                  (f) Vesting. Each Option granted to an Eligible Outside Director under Section 4(b) and 4(c) above shall vest and become exercisable as follows:

                      i) An installment equal to twenty percent (20%) of the total number of shares subject to the Option shall vest and be exercisable on the date of grant; and

                      ii) An installment equal to twenty percent (20%) of the total number of shares subject to the Option shall vest and be exercisable over the four year period after the date of grant on each occasion thereafter when the following conditions are satisfied: (i) the Eligible Outside Director has been re-elected to the Board of Directors at an Annual Meeting of Stockholders of the Company, (ii) the Eligible Outside Director has continuously served as a Director since the Initial Eligibility Date of the Director, and (iii) the period of one year has elapsed since the most recent vesting date of an installment of this Option, including the initial installment that vested on the date of grant.

Each installment shall be cumulative and may be exercisable in whole or in part at any time during the term of the Option. Each Option may become exercisable on an accelerated basis under the circumstances described in the Plan. In addition, the vesting and exercisability of all or any portion of an Option granted under this Section 4 may be accelerated at the discretion of the Committee in the event an Eligible Outside Director is required to discontinue service as a director of the Company due to (i) a mandatory retirement age adopted by the Company applicable to directors, (ii) health or (iii) a conflict of interest.

         Each such Option shall expire ten (10) years from the date of grant (or at the time otherwise specified in the Plan, if earlier) and shall otherwise be subject to the Plan and such terms and conditions not inconsistent with this
Section 4 as may be included in the Option Agreement for such Option.

                  (g) Optionees; Grant Date. "Grant Date" for options under this
Section 4 shall refer to any Initial Eligibility Date or Subsequent Eligibility Date on which Options are granted.

                  (h) Insufficient Shares. Subject to the last paragraph of this
Section 4(h), if on any Grant Date sufficient shares are not available to grant to each Eligible Outside Director the aggregate number of Options which each such Eligible Outside Director would otherwise then be entitled to receive under
Section 4(b) or Section 4(c) hereof, then each such Eligible Outside Director entitled to receive an Option grant on such date shall instead receive an Option (a "Reduced Grant") to purchase his pro rata portion of the number of shares of Common Stock then available for grant hereunder.

                  Subject to the last paragraph of this Section 4(h), (i) if at any time after a Reduced Grant has been made pursuant to this Section 4(h), additional shares of Common Stock become available hereunder, then each person who received a Reduced Grant who still meets the Eligible Outside Director requirements on the date additional shares become available shall automatically receive an additional Option at an exercise price per share equal to the Fair Market Value on the date such additional Option is granted, and (ii) the number of available shares shall be divided among the Options then to be granted to all such Eligible Outside Directors who received Reduced Grants.

                  If, at the time additional shares of Common Stock are available hereunder, more than one Reduced Grant has been or is to be made pursuant to this Section 4(h), available Options shall be granted sequentially starting with Eligible Outside Directors with the earliest Grant Date in respect of which a Reduced Grant was or is to be made, but pro rata (based on the aggregate number of Options that such Eligible Outside Director would have been entitled to receive under Section 4(b) or 4(c) hereof, as applicable, on the Grant Date in respect of which the Reduced Grant in question was or is to be made) among Eligible Outside Directors with the same Grant Date in respect of which a Reduced Grant was or is to be made. Fractional shares shall be ignored and not granted. In no event shall the number of Options granted to any Eligible Outside Director on any Grant Date pursuant to Section 4(b) or 4(c) hereof, plus any Options granted pursuant to this Section 4(h) in respect of any such Grant Date for which a Reduced Grant was made, exceed the aggregate number of options such Eligible Outside Director would have been entitled to receive on such Grant Date under Section 4(b) or 4(c) hereof, as applicable, if sufficient shares had been available on such Grant Date to permit the grants called for by Sections 4(b) and 4(c).

         5. Discretionary Grants. In addition to the formula stock options under
Section 4 hereof, the Committee shall have plenary authority to grant Stock Options upon such terms (not inconsistent with the terms of the Plan) as are determined by the Committee to directors of the Corporation and its Subsidiaries.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

         (1) To select the directors to whom Stock Options may from time to time be granted;

         (2) To determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; and

         (3) To determine the terms and conditions of any Stock Option granted hereunder and the terms of any agreement relating thereto (including, but not limited to, the option price (subject to, however, the provisions of Section 4(c) which shall be applicable to options granted under this Section 5), any vesting condition, restriction or limitation (which may be related to the performance of the optionee, the Corporation or any Subsidiary) and any vesting modification, acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and optionees under the Plan.

         Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Stock Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or to lose the Section 162(m) Exemption with respect thereto. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

         6. Option Agreement. Each Option granted under the Plan shall be evidenced by a written option agreement (as amended or supplemented pursuant to the Plan, the "Option Agreement") which may contain such terms as may be specified by the Committee at the time of the grant of the Option which are not inconsistent with the terms of the Plan.

         7. Exercise of Options.

            (a) Restriction. Any Optionee who is required to report under
Section 16 of the Act may not sell any shares acquired upon exercise of any Option prior to the lapse of six months from the date of its grant.

            (b) Fractional Shares. Options may only be exercised with respect to full shares and not for any fractional shares.

            (c) Notice of Exercise. Subject to such administrative regulations as the Committee administering the Plan may from time to time adopt, the Optionee shall exercise an Option by giving written notice to the Company of the number of full shares being purchased and of the aggregate purchase price to be paid therefor. Such notice shall be accompanied by an undertaking to furnish or execute such documents as the Company, in its discretion, shall deem necessary
(i) to evidence the exercise, in whole or in part, of the Option, (ii) to determine whether registration of the shares is then required under the Securities Act of 1933, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect, or any terms of the Plan or the Option Agreement.

            (d) Payment of Exercise Price. Each notice of exercise shall be accompanied by full payment in cash or by check of the exercise price for the shares being purchased; provided, however, that to the extent allowed by his Option Agreement and permitted under Regulation T of the Federal Reserve Board, an Optionee may exercise, in whole or in part, any Option that was granted on or after the date on which the Plan is approved by the stockholders of the Company, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the Company to deliver to such broker the stock certificates for the shares issued pursuant to such exercise and irrevocable instructions to such broker to deliver to the Company on or before the settlement date cash in an amount necessary to pay the aggregate exercise price for the shares being purchased. Except solely as set forth in the immediately following sentence, in no event may shares of Common Stock be used as payment of the exercise price of an Option.

            At the discretion of the Committee, payment for any shares subject to stock options being exercised may be made by instructing the Committee to withhold a number of shares subject to such stock options to be issued on the exercise of such stock options that have a Fair Market Value on the date of exercise equal to the aggregate exercised price of the exercise stock options.

            (e) Payment of Withholding. Upon exercise of an Option of any Optionee who is subject to the reporting and other provisions of Section 16 of the Act, such number of shares otherwise issuable shall be reduced by the amount necessary to satisfy the Optionee's U.S. federal and, where applicable, state and local tax withholding requirements. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. The Options for such number of shares withheld shall be deemed to have been exercised for all purposes hereunder. Otherwise, the Committee may, in its discretion, require an Optionee to pay to the Company at the time of exercise of an Option or portion thereof the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise.

         8. Compliance With Law and Requisite Government Approval. No Common Stock shall be delivered in connection with the exercise of an Option except in compliance with all applicable federal and state laws and regulations (including without limitation, withholding tax requirements) and the rules of all stock exchanges or markets on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and the terms of the Plan. No Option may be exercised in whole or in part and no certificates representing shares subject to such Option shall be delivered if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been secured.

         9. No Rights as Stockholders. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by an Option until the issuance of one or more certificates to him for such shares upon the due exercise of the Option. Except as provided in Section 13 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificates.

         10. Non-Transferability. An Option shall be transferable by the Optionee only pursuant to the following methods: (i) by will or the laws of descent and distribution; or (ii) as a gift to family members of the optionee or to trusts for the benefit of family members of the optionee or to charities or other not-for-profit organizations; or (iii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the optionee.

         11. Death of an Optionee. If an Optionee shall die while he is a director of the Company holding Options granted under the Plan, the Executor or Administrator of the Optionee's estate or the person or persons acquiring the Options upon the death of the Optionee may exercise such Options (to the extent that the Optionee shall have been entitled to do so on the date of his death) at any time within one (1) year after the Optionee's death, subject to the other terms and conditions of the Plan, and any remaining portion of such Options not exercisable by the Optionee on the date of his death shall terminate immediately and cease to exist; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

         12. Termination of Director Status. If a director granted one or more Options pursuant to this Plan shall thereafter cease for any reason (other than death, which shall be governed by Section 12 hereof) to be a director of the Company, then the Options shall terminate on the effective date of such termination as to any unexercised portion thereof.

         13. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock of Company by reason of stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, separation, reorganization, reclassification, or the like of or by the Company, or otherwise, in which the Company is the surviving company, the Plan and outstanding Options will be automatically and appropriately adjusted, and the Committee shall take such action as shall be necessary to preserve the rights of all holders under outstanding and unexercised Options so that such rights remain proportionate to the rights held by them under such outstanding Options immediately prior to such event. Such adjustments and actions shall include, but are not limited to, adjustments in the number and class of shares available to be granted under the Plan, adjustments in other numbers of shares of Common Stock referenced in the Plan, and adjustments in the number of shares granted and the exercise price under any Option Agreement.

         Unless an Optionee's Option Agreement provides otherwise, upon the occurrence of any of the following events:

         (a) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company) or the signing of any agreement for the merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) or for sale of all or substantially all of the assets of the Company or adoption of any resolution of reorganization or dissolution of the Company by the stockholders or the occurrence of any other event or series of events, which tender offer, merger, consolidation, sale, reorganization, dissolution or other event or series of events, in the opinion of the Board of Directors, will, or is likely to, if carried out, result in a change of control of the Company, or

         (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors of the Company at the beginning of any such period), then all outstanding Options shall become immediately exercisable in full, notwithstanding any other provision of this Plan or any provision of any Option Agreement.

         14. Date of the Plan. This 1995 Stock Option Plan for Eligible Outside Directors amends and restates the 1995 Stock Option Plan for Eligible Outside Directors as amended, in its entirety. Notwithstanding anything herein to the contrary, (i) the adoption of this amendment and restatement of the Plan shall not affect the rights of any Optionee with respect to any Option previously granted under the Plan, and (ii) no Eligible Outside Director who received an Option grant under the Plan shall be entitled to an additional grant under
Section 4(b) hereof (but, subject to the conditions stated herein, each Optionee shall be eligible to receive additional grants under other subsections of this
Plan).

         15. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

         16. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors of the Company or any Subsidiary or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Company or by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The foregoing provisions shall be in addition to all rights to indemnification and advancement of expenses to which the Committee members may be entitled pursuant to any provision of the Certificate of Incorporation or Bylaws of the Company or any Subsidiary, agreement, vote or consent of stockholders of the Company or any Subsidiary, statute, or otherwise.

         17. Amendment of the Plan. The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval by the stockholders of the Company no such amendment to the Plan may be made if such amendment would require stockholder approval pursuant to Rule 16b-3, or any successor rule, as then in effect under the Act. Notwithstanding the foregoing or anything herein to the contrary, however, to the extent required for the Plan to constitute a formula plan under Rule 16b-3, or any successor rule, as in effect under the Act at the time of the proposed amendment, the provisions of the Plan governing the directors of the Company eligible to receive Options pursuant to Section 4 hereof, the timing of such Option grants, the number of Options to be granted to such directors, the exercise price per share under each such Option, the periods during which such Options are exercisable and the date on which such Options terminate, may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him.

         18. Termination of the Plan. The Plan shall terminate on April 27, 2005, unless sooner terminated by the Board of Directors. All Options granted hereunder must be granted on or prior to the date on which the Plan is terminated. The termination of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him.

         19. Disinterested Administrators. To the extent permitted by law and deemed advisable by the Committee, if the grant of any Option hereunder (or any action taken by the Committee in respect of such Option) to any Optionee who then or thereafter serves as an administrator of any other employee benefit plan of the Company (grants under which are intended to be exempt under Rule 16b-3 under the Act or successor provisions thereto) shall cause such Optionee to no longer be a "disinterested" administrator of such other employee benefit plan within the meaning of Rule 16b-3(c)(2)(i) under the Act or successor provisions thereto, such grant hereunder shall be deemed null and void.

         20. Applicable Law. The Plan is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                           HORIZON HEALTH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 16, 2002

     The undersigned hereby constitutes and appoints JAMES W. McATEE and RONALD
C. DRABIK, each with power to act with or without the other and with full power of substitution, as Proxies of the undersigned to represent and to vote all shares of the Common Stock of Horizon Health Corporation (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Wednesday, January 16, 2002, at 9:00 a.m., Central Time, and at any and all adjournments thereof.

     When properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this Proxy will be voted FOR the seven nominees of the Board of Directors listed in Proposal 1 and FOR the approval of Proposals 2, 3, and 4. If the executed Proxy does not withhold authority to vote for the election of a nominee for director in Proposal 1, the Proxy will be deemed to grant authority to vote FOR the election of such nominee and will be so voted. The Proxies named herein are each authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     The undersigned hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised by following the procedures stated in the Proxy Statement.

               (Please mark, sign and date on the other side and
                   return promptly in the enclosed envelope.)

A [X] Please mark your votes
      as in this example.


                                                      WITHHOLD
                   FOR all nominees listed            AUTHORITY
                   (except as listed to the        to vote for all
                        contrary below)            nominees listed

1.  Election of              [ ]                         [ ]
    Directors.

NOMINEES:  James Ken Newman
           James W. McAtee
           Jack R. Anderson
           George E. Bello
           William H. Longfield
           Donald E. Steen
           James E. Buncher

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------


2.  Proposal to approve the Amendment to the 1998 Stock     FOR AGAINST ABSTAIN
    Option Plan increasing the number of shares of Common   [ ]   [ ]     [ ]
    Stock subject to the plan by 300,000.

3.  Proposal to approve the Amendment to the 1995 Stock
    Option Plan for Eligible Outside Directors increasing
    the number of shares of Common Stock subject to the
    plan by 100,000.                                        [ ]   [ ]     [ ]

4.  Proposal to ratify the appointment of
    PricewaterhouseCoopers LLP as the independent
    accountants for the Company for the fiscal year ending  [ ]   [ ]     [ ]
    August 31, 2002.

5. The Trustee is authorized to vote in its discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.


PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.



SIGNATURE                                 Dated            TITLE                              Dated
         -------------------------------       -----------      ----------------------------       ------------
                                                                (if applicable)

NOTE: Please date and sign exactly as name appears hereon. Where shares at Common Stock are owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                    EMPLOYEES SAVINGS AND PROFIT SHARING PLAN

                           HORIZON HEALTH CORPORATION

               VOTING DIRECTION FOR ANNUAL MEETING OF STOCKHOLDERS
                          OF HORIZON HEALTH CORPORATION
                         TO BE HELD ON JANUARY 16, 2002

     The undersigned hereby directs the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan"), to vote, at the Annual Meeting of Stockholders of Horizon Health Corporation to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Wednesday, January 16, 2002, at 9:00 a.m., Central Time, and at any and all adjournments thereof, all of the shares of Common Stock of Horizon Health Corporation, a Delaware corporation ("Horizon"), held in my individual Plan account as of the record date of the vote as set forth on the reverse side of this Voting Direction card.

     WHEN PROPERLY EXECUTED, THIS VOTING DIRECTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN, THIS VOTING DIRECTION WILL BE VOTED FOR THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2, 3, AND 4. IF THE EXECUTED VOTING DIRECTION DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE VOTING DIRECTION WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE TRUSTEE IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

     The undersigned hereby revokes any and all Voting Direction cards heretofore given. This Voting Direction may be revoked at any time before it is exercised by following the procedures stated in the Participant Direction letter accompanying this Voting Direction card.


            (PLEASE MARK, SIGN AND DATE ON THE OTHER SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.)

A [X] Please mark your votes
      as in this example.


                                                      WITHHOLD
                   FOR all nominees listed            AUTHORITY
                   (except as listed to the        to vote for all
                        contrary below)            nominees listed

1.  Election of              [ ]                         [ ]
    Directors.

NOMINEES:  James Ken Newman
           James W. McAtee
           Jack R. Anderson
           George E. Bello
           William H. Longfield
           Donald E. Steen
           James E. Buncher

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------


2.  Proposal to approve the Amendment to the 1998 Stock     FOR AGAINST ABSTAIN
    Option Plan increasing the number of shares of Common   [ ]   [ ]     [ ]
    Stock subject to the plan by 300,000.

3.  Proposal to approve the Amendment to the 1995 Stock
    Option Plan for Eligible Outside Directors increasing
    the number of shares of Common Stock subject to the
    plan by 100,000.                                        [ ]   [ ]     [ ]

4.  Proposal to ratify the appointment of
    PricewaterhouseCoopers LLP as the independent
    accountants for the Company for the fiscal year ending
    August 31, 2002.                                        [ ]   [ ]     [ ]

5. The Trustee is authorized to vote in its discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.


PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.



SIGNATURE                                 Dated            TITLE                              Dated
         -------------------------------       -----------      ----------------------------       ------------
                                                                (if applicable)

NOTE: Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                December 14, 2001



Participants Owning Horizon Common Stock
Through The Horizon Health Corporation
Employees Savings and Profit Sharing Plan

         Re: Your Opportunity to Instruct the Trustee How To Vote the Horizon Common Stock in Your 401(k) Plan Account At Annual Meeting of Stockholders

Dear Participant:

         An Annual Meeting of Stockholders (the "Annual Meeting") of Horizon Health Corporation, a Delaware corporation (the "Company"), will be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Wednesday, January 16, 2002, at 9:00 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company at the close of business on December 5, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting.

         As described below, the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan") hereby requests your directions as to how you want the Trustee to vote at the Annual Meeting the shares of Common Stock held in your individual Plan account at the Annual Meeting.

         You should find the following items enclosed:

         o A "Proxy Statement" including a Notice of Annual Meeting of Stockholders describing the matters to be voted on at the Annual Meeting. The matters currently anticipated to be voted on at the Annual Meeting consist of (a) the election of seven directors of the Company to serve for the ensuing year, (b) a proposal to amend the 1998 Stock Option Plan increasing the number of shares of Common Stock subject to the plan by 300,000 shares, (c) a proposal to amend the 1995 Stock Option Plan for Eligible Outside Directors increasing the number of shares of Common Stock subject to the plan by 100,000 shares, and (d) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2002. All of these matters, together with other information regarding the Annual Meeting, are described in more detail in the accompanying Proxy Statement.

         o The Company's Annual Report to Stockholders for the fiscal year ended August 31, 2001.

         o        A "Voting Direction" card.

         o A pre-addressed postage-paid return envelope that you may use to return your Voting Direction card to American Stock Transfer & Trust Company, the Transfer Agent for the Common Stock of the Company (the "Transfer Agent").

         Please read the Proxy Statement for a detailed explanation of the matters to be considered and voted on at the Annual Meeting before completing your Voting Direction card. Also, please note that you do not have to complete and submit any proxy form, or otherwise grant any proxy to any person with respect to the shares of Horizon Common Stock held in your Plan account at the Record Date, since you are not the holder of record of such shares. Under the terms of the Plan, however, you have the right to direct the Trustee as to how you want the Trustee to vote such shares at the Annual Meeting. All you have to do to exercise this right is follow the instructions in this letter and in the attached Voting Direction card.

EXPLANATION OF VOTING RULES OF THE PLAN

         All voting rights of shares of Horizon Common Stock held in a participant's Plan account belong to that participant. The participant may exercise such voting rights by supplying written voting instructions to the Trustee. Under the terms of the Plan, the Trustee will vote the shares of Horizon Common Stock held in the participant's account at the Record Date in accordance with the participant's written instructions. Any shares of Common Stock as to which a participant does not supply to the Trustee timely voting instructions will not be voted.

         Pursuant to these requirements of the Plan, the Transfer Agent is delivering this letter and the enclosed materials to you to request your direction as to how you want the Trustee to vote at the Annual Meeting the shares of Horizon Common Stock held in your individual Plan account at the Record Date.

STEPS YOU NEED TO TAKE TO INSTRUCT THE TRUSTEE HOW TO VOTE THE SHARES OF HORIZON COMMON STOCK HELD IN YOUR INDIVIDUAL ACCOUNT IN THE PLAN

         Once you have reached a decision concerning how you want the shares of Horizon Common Stock held in your Plan account at the Record Date to be voted, you need to do the following:

         STEP 1: Mark your choice as to each such matter on the enclosed Voting Direction card, date the card, and sign it.

         STEP 2: Mail the Voting Direction card to American Stock Transfer & Trust Company using the enclosed pre-addressed, U.S. mail postage-paid return envelope, so that it will be RECEIVED by no later than 5:00 p.m. E.S.T. on January 10, 2002.

         If the Transfer Agent does not receive your Voting Direction card by January 10, 2002, or if the Transfer Agent receives your Voting Direction card by January 10, 2002, but it is not signed, the shares of Horizon Common Stock held in your Plan account at the Record Date will not be voted.

CHANGING OR REVOKING YOUR VOTING DIRECTION CARD

         If, after submitting your Voting Direction card, you want to change your vote, you must obtain a new Voting Direction card from the Transfer Agent by writing, faxing, or telephoning the Transfer Agent at the following address, phone number, or fax number:

         American Stock Transfer & Trust Company
         40 Wall Street, 46th Floor
         New York, New York 10269-0436

         Telephone No.: (800) 937-5449
         Fax No.: (718) 921-8336

         By properly completing and signing and timely returning a new Voting Direction card to the Transfer Agent you will revoke any Voting Direction card previously submitted. You may also revoke your Voting Direction by notifying the Transfer Agent in a signed writing of your decision to revoke it, but in such a case, if you do not also timely submit a new Voting Direction card to the Transfer Agent, your shares will not be voted. After January 10, 2000, you may not change or revoke your Voting Direction.

YOUR VOTING DIRECTION CARD WILL BE KEPT CONFIDENTIAL

         Neither the Trustee nor the Transfer Agent will release your Voting Direction card or any copy of it, or otherwise divulge how you directed the Trustee to vote, to any person, including the Company or any of its individual officers or employees, except as the Trustee or the Transfer Agent may be compelled to do so by law.


Enclosures

         Horizon Health Corporation Proxy Statement
         Horizon Health Corporation Annual Report to Stockholders
         Participant Voting Direction Card